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                                                                   EXHIBIT 10.10

                       FORM OF INDEMNIFICATION AGREEMENT

          This Indemnification Agreement, dated as of June 11, 1997, is made by and between Leslie's Poolmart, Inc., a Delaware corporation (the "Corporation"), and ((NAME)), whose name, address and position(s) at the Corporation and/or any of the direct or indirect subsidiaries of the Corporation appear on the signature page hereto ("Indemnitee").

                                    RECITALS

          A. Indemnitee is currently serving as, or is assuming the position of, a director and/or officer of the Corporation and/or, at the Corporation's request, a director, officer, employee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Corporation wishes Indemnitee to continue in such capacity(ies);

          B. The Corporation and Indemnitee recognize that the present state of the law is too uncertain to provide the Corporation's directors and officers with adequate and reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for the Corporation;

          C. The Certificate of Incorporation (the "Certificate") and the Bylaws (the "Bylaws") of the Corporation each provide that the Corporation may indemnify, to the fullest extent permitted by law, certain persons, including directors, officers, employees or agents of the Corporation, against specified expenses and losses arising out of certain threatened, pending or completed actions, suits or proceedings;

          D. Section 145(f) of the Delaware General Corporation Law (the "DGCL") expressly recognizes that the indemnification provided by the other subsections of Section 145 of the DGCL shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office;

          E. Indemnitee has indicated that s/he may not be willing to serve, or continue to serve, as a director and/or officer of the Corporation and/or, at the Corporation's request, as a director, officer, employee and/or agent of another corporation, partnership, joint venture, trust or other enterprise in the absence of an indemnification agreement of the Corporation; and

          F. The Board of Directors of the Corporation has concluded that, to retain and attract talented and experienced individuals to serve as directors and officers of the Corporation and to encourage such individuals to take the business risks necessary for the success of the Corporation, it is necessary for the Corporation to contractually indemnify them, and to assume for itself liability for expenses and damages in connection with claims against them in connection with their service to the Corporation, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Corporation and its stockholders.
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                                   AGREEMENT

          NOW, THEREFORE, the Corporation and Indemnitee agree as follows:

          1.  Definitions.
              -----------

          (a) "Expenses" means, for the purposes of this Agreement, all direct and indirect costs of any type or nature whatsoever (including, without limitation, any fees and disbursements of Indemnitee's counsel, accountants and other experts and other out-of-pocket costs) actually and reasonably incurred by Indemnitee in connection with the investigation, preparation, defense or appeal of a Proceeding; provided, however, that Expenses shall not include judgments,
                 --------  -------
fines, penalties or amounts paid in settlement of a Proceeding unless such matters may be indemnified under applicable provisions of the DGCL. Expenses shall include any federal, state, local and foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of payments under this Agreement.

          (b) "Proceeding" means, for the purposes of this Agreement, any threatened, pending or completed action, suit, arbitration or proceeding whether civil, criminal, administrative or investigative (including actions, suits or proceedings brought by or in the right of the Corporation) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such director or officer or by reason of the fact that s/he is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, was a fiduciary of any trust or employee benefit plan or was a director and/or officer of the foreign or domestic corporation which was a predecessor corporation to the Corporation or of another enterprise at the request of such predecessor corporation, whether or not s/he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          2.  Indemnification.
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          (a) Third Party Proceedings.  To the fullest extent permitted by law,
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the Corporation shall indemnify and hold harmless Indemnitee against Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement (if the settlement is approved in advance by the Corporation, which approval shall not be unreasonably withheld)) actually and reasonably incurred by Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of the Corporation) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful. Notwithstanding the foregoing, no indemnification shall be made in any criminal proceeding where Indemnitee has been adjudged guilty unless a disinterested majority of the directors determines that Indemnitee did not receive, participate in or share in any pecuniary benefit to the detriment of the Corporation and, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for Expenses or liabilities.

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          (b) Proceedings by or in the Right of the Corporation.  To the fullest
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extent permitted by law, the Corporation shall indemnify and hold harmless
Indemnitee against Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of a Proceeding by or in the right of the Corporation to procure a judgment in its favor if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation in the performance of Indemnitee's duty to the Corporation unless and only to the extent that the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for Expenses and then only to the extent that the court shall determine.

          (c) Scope.  Notwithstanding any other provision of this Agreement
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other than Sections 3 and 13, the Corporation shall indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Certificate, the Bylaws or statute.

          3.  Limitations on Indemnification.  Any other provision herein to the
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contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Acts.  To indemnify Indemnitee for any acts or omissions
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or transactions from which a director may not be relieved of liability under
Section 102(b)(7) of the DGCL; or

          (b) Claims Initiated by Indemnitee.  To indemnify or advance Expenses
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to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the DGCL, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if a majority of the disinterested directors has approved the initiation or bringing of such suit; or

          (c) Lack of Good Faith.  To indemnify Indemnitee for any Expenses
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incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d) Insured Claims.  To indemnify Indemnitee for Expenses or
              --------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties, and amounts paid in settlement) which have been paid directly to or on behalf of Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Corporation or any other policy of insurance maintained by the Corporation or Indemnitee; or

          (e) Claims Under Section 16(b).  To indemnify Indemnitee for Expenses
              --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

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          4.  Determination of Right to Indemnification.  Upon receipt of a
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written claim addressed to the Board of Directors for indemnification pursuant to Section 2 of this Agreement, the Corporation shall determine by any of the methods set forth in Section 145(d) of the DGCL whether Indemnitee has met the applicable standards of conduct that make it permissible under applicable law to indemnify Indemnitee. If a claim under Section 2 of this Agreement is not paid in full by the Corporation within thirty days after such written claim has been received by the Corporation, Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, unless such action is dismissed by the court as frivolous or brought in bad faith, Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to make a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct under applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct. The court in which such action is brought shall determine whether Indemnitee or the Corporation shall have the burden of proof concerning whether Indemnitee has or has not met the applicable standard of conduct.

          5.  Advancement and Repayment of Expenses.  The Expenses incurred by
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Indemnitee in defending and investigating any Proceeding shall be paid by the
Corporation prior to the final disposition of such Proceeding within thirty days after receiving from Indemnitee copies of invoices presented to Indemnitee for such Expenses and an undertaking by or on behalf of Indemnitee to the Corporation to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor. Notwithstanding the foregoing, in a proceeding brought by the Corporation directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the Corporation shall not be required to make the advances called for hereby if a majority of the disinterested directors determine that it does not appear that Indemnitee has met the standards of conduct that made it permissible under applicable law to indemnify Indemnitee and that the advancement of Expenses would not be in the best interests of the Corporation and its stockholders.

          6.  Partial Indemnification.  If Indemnitee is entitled under any
              -----------------------
provision of this Agreement to indemnification or advancement by the Corporation of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Corporation shall nevertheless indemnify or pay advancements to Indemnitee for the portion of such Expenses or liabilities to which Indemnitee is entitled.

          7.  Notice to Corporation by Indemnitee.  Indemnitee shall notify the
              -----------------------------------
Corporation in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof; provided that any delay in so notifying the Corporation shall not constitute a waiver by Indemnitee of his rights hereunder. The written notification to the Corporation shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed with the court, if any, in which the Proceeding is pending. In

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addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          8.  Defense of Claim.  In the event that the Corporation shall be
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obligated under Section 5 hereof to pay the Expenses of any Proceeding against
Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided that (i) Indemnitee shall have the right to employ his own counsel in any such Proceeding at Indemnitee's expense, and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be paid by the Corporation.

          9.  Attorneys' Fees.  If any legal action is necessary to enforce the
              ---------------
terms of this Agreement, the prevailing party shall be entitled to recover, in addition to other amounts to which the prevailing party may be entitled, actual attorneys' fees and court costs as may be awarded by the court.

          10.  Continuation of Obligations.  All agreements and obligations of
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the Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

          11.  Assumption of Prior Agreement; Successors and Assigns.
               -----------------------------------------------------

          (a) The Corporation hereby expressly assumes the obligations of Leslie's California, a California corporation (the "Predecessor"), under the Predecessor's bylaws, articles and indemnification agreements as to all acts or omissions occuring prior to the effective time (the "Effective Time") of the merger of the Predecessor with and into the Corporation.

          (b) This Agreement establishes contract rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

          12.  Non-exclusivity.
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          (a) The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that Indemnitee may have under any provision of law, the Certificate or Bylaws, the vote of the Corporation's stockholders or disinterested directors, other agreements or otherwise, both as to action in his official capacity and action in another capacity while occupying his position as a director or officer of the Corporation; provided, however, that as to all acts or omissions

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occurring after the Effective Time, this Agreement supercedes in its entirety any and all prior agreements with respect to the subject matter hereof between Indemnitee and the Predecessor.

          (b) In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule that expand the right of a Delaware corporation to indemnify its directors and officers, Indemnitee's rights and the Corporation's obligations under this Agreement shall be expanded to the fullest extent permitted by such changes. In the event of any changes in any applicable law, statute or rule, that narrow the right of a Delaware corporation to indemnify a director and officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          13.  Effectiveness of Agreement.  This Agreement shall be effective as
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of the date set forth on the first page and may apply to acts or omissions of
Indemnitee that occurred prior to such date if Indemnitee was a director or officer of the Corporation or its predecessor, or was serving at the request of the Corporation or its predecessor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

          14.  Severability.  Nothing in this Agreement is intended to require
               ------------
or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 14. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

          15.  Governing Law.  This Agreement shall be interpreted and enforced
               -------------
in accordance with the laws of the State of Delaware without regard to its rules pertaining to conflicts of laws. To the extent permitted by applicable law, the parties hereby waive any provisions of law that render any provision of this Agreement unenforceable in any respect.

          16.  Notice.  All notices, requests, demands and other communications
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under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, or (ii) if delivered by facsimile transmission to the recipient followed by a copy sent by mail on the same date as the facsimile transmission, on the date of receipt of such facsimile transmission, or (iii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

          17.  Mutual Acknowledgment.  Both the Corporation and Indemnitee
               ---------------------
acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

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          18.  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall constitute an original.

          19.  Amendment and Termination.  No amendment, modification,
               -------------------------
termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                              LESLIE'S POOLMART, INC.

                              A DELAWARE CORPORATION



                              By: __________________________________________


                              Title:   Chief Executive Officer and President


                              Notices should be addressed to:

                              Chief Financial Officer
                              Leslie's Poolmart, Inc.
                              20630 Plummer Street
                              Chatsworth, California  91311

INDEMNITEE:

____________________________
((NAME))

____________________________
Street Address

____________________________
City, State and Zip Code

Position(s):  ((POSITION 1))
              ((POSITION 2))
              ((POSITION 3))

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